PATCH INTERNATIONAL

Corporate Presentation

Fall 2007

Forward Looking Statements

This presentation may include certain "forward looking statements". All statements other than statements of historical fact, included herein, including, without limitation, statements regarding future plans and objectives of the company, are forward-looking statements that involve various risks, assumptions, estimates and uncertainties. These statements reflect the current internal projections, expectations or beliefs of the company and are based on information currently available to the company. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All of the forward looking statements contained in this presentation are qualified by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date this presentation is given and the company assumes no obligation to update or revise these statements.

An investment in the company is speculative due to the nature of the company's business. The ability of the company to carry out its growth initiatives as described in this confidential PowerPoint presentation is dependent on the company obtaining additional capital. There is no assurance that the company will be able to successfully raise the capital required or to complete each of the growth initiatives described. Investors must rely upon the ability, expertise, judgment, discretion, integrity and good faith of the management of the company.

This presentation does not constitute an offer to sell these securities and it is not soliciting an offer to buy securities where the offer or sale is not permitted. It is not to be distributed to third parties without the consent of the Company. No securities regulatory authority has expressed an opinion about this presentation or an investment in the company these securities. While infomation in this document derived from third parties is obtained from sources which the Company believes to be reliable, such information is not guaranteed as to its accuracy or completeness. This presentation may contain product names, trade names, trademarks and service marks of the Company and of other organizations, all of which are the properties of their respective owners. All dollar amounts referenced herein, unless otherwise indicated, are expressed in Canadian dollars. This confidential PowerPoint presentation supersedes and replaces any and all materials which may have been previously provided to potential investors.

Capital Markets Profile

- Patch International Inc. operates through Patch Energy Inc. ("Patch") – Canadian Subsidiary
- Listing:
  - PTCH – OTCBB
  - PQG – Berlin Bremen Stock Exchange
  - PQGB – Frankfurt Stock Exchange
  - TSX Venture Listing by September 2007
- Management & Director Ownership - 15%

Market Capitalization

Recent trade (US$)[1]	$1.30
Shares outstanding - basic (MM)	44.8
Shares outstanding - fully diluted	48.0
Market capitalization - fully diluted (US$)	$62.4
Working capital as of May 31st (US$)	$1.3
Proceeds from options (US$)	$(0.5)
Enterprise value - fully diluted (US$)	**$60.6**
Market capitalization[2] - fully diluted (CAD$)	**$67.1**
Enterprise value - fully diluted (CAD$)	**$65.1**

(1) Stock price updated as of August 31st, 2007

(2) Based on US$/CAD$ exchange rate of 1.07



Patch International Inc. (OTCBB:PTCH) August 2006 - August 2007
Price (CUS)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
1,000,000
800,000
600,000
400,000
200,000
0
OTCBB Volume
Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07

Corporate Snapshot

- **Defined Commercial Project**
  - High quality in-situ oil sand asset with confirmed SAGD[1] project in Ells River (formerly referred to as *Dover*)
  - Advanced development plan: 10,000 bbls/d pilot project producing as early as 2010 with expansion up to 40,000 bbls/d
  - Project independently economic to pursue
  - P10 of 203 mm bbls Contingent resources
- **Further Upside**
  - Additional discovery in Ells River Central yet to delineated or evaluated
  - Significant resource potential – over 1.4 billion barrels OBIP[2]
  - 50% of Patch acreage is undrilled prospective land
  - Property (Muskwa) with cold flow potential
- **Top Technical Tools**
  - Strong management team and leading project partners
  - Sophisticated data collection and analysis - key advantage to oil sand exploration
  - Clear and concise development and infrastructure plan
- **The Patch Advantage**
  - Quality – the asset is key
  - Proficiency – the team, technology, and plan to move forward
  - Value – very attractive at $0.32/bbl CAD when compared to peers with commercial projects


Athabasca Oil Sands
Ells River
Firebag
Fort McMurray
Peace River Oil Sands
Muskwa
Cold Lake Oil Sands
Edmonton
Calgary

(1) *Refer to Appendix B for more details describing Steam Assisted Gravity Drainage (SAGD)*
(2) *Management estimate prospective exploitable Original Bitumen In Place (OBIP) on a P10 basis within the Ells River asset*

Management and Board

Jason Dagenais P.Eng. - COO
- 12 years of oil and gas experience
- Previously President and CEO of Dyno Energy
- Career based on petroleum exploitation & project management

Terry Buchanan P.Eng. - VP, Exploration
- 30+ years of oil and gas experience
- Previously Geological Advisor for Imperial Oil (IMO-TSX) and ExxonMobil
- Seasoned detail oriented veteran in geology & geoscience - expert in clastics deposition

Tom Rouse CMA - CFO & VP, Finance
- 27 years of accounting and financial experience
- Previously CFO of Great Plains Exploration (GPX-TSX), Rider Resources (RRZ-TSX) and Controller of Petrorep S.A.
- Proficient in managing finances and compliance for public companies

Michael Vandale - Chairman
- Chairman, Arsenal Energy Inc. (AEI.TSX)

Mark Bentsen - Director
- President & CEO, Cathedral Energy Services Income Trust (CET.UN-TSX)

Rod Maxwell - Director
- Managing Director, Stonebridge Merchant Capital Corp.

Greg Belzberg - Director
- Westminster Capital Inc.

Donald Edwards - Corporate Secretary
- Partner, Borden Ladner Gervais LLP

PATCH INTERNATIONAL

Early Track Record of Performance

- Patch International Inc. acquired Damascus Energy Inc. in Dec. 2006
  - Damascus held farm in rights to Ells River (Dover)
  - Established new Management Team, Board of Directors and Corporate Strategy
  - Acquired private co which held farm in rights to Firebag in January 2007
- Closed $20.1MM US equity financing in February 2007
  - Disposed of minority WI properties in March 2007
- Drilled 22 core holes & acquired 64 miles 2D seismic by March 2007
  - Earned in Ells River /Dover (80%) and Firebag (75%)
  - Three discoveries (2 in Ells River North & one in Ells River Central) independently verified by McDaniel & Associates
- Initiated SAGD application preparation
  - Environmental baseline study concluded
  - Project Management review and plan for production for 2010
- Registration statement filed with SEC (September 2007)
- TSX Venture application filed (September 2007)

Oil Sands – Opportunity Overview

- Alberta Oil Sands:
  - Second largest oil resource in the world:
    - 14% of *recoverable* world oil reserves – 175 billion bbls
    - Largest known reserve base of bitumen in the world - an estimated 2.4 trillion barrels (46% of the world deposits)
  - Current production of 1 mm bbl/d forecasted to exceed 4.9 mm bbl/d (3.8 mm constrained) by 2020
  - Long reserve life - average 15 to 25 years per project
  - Predictable market demand – U.S.
  - Hot bed for emerging technology development

World Oil Reserves, Billion Barrels



Saudi Arabia, 259
US, 22
Rest of Canada, 4
Other Middle East, 355
Alberta Oil Sands, 175

Canadian Oil Production



Thousand Barrels Per Day
5 000
4 500
4 000
3 500
3 000
2 500
2 000
1 500
1 000
500
0
Actual
Forecast
East Coast
2005 Forecast
In Situ
Mining
Conventional Heavy
Conventional Light
Pentanes
2002 2004 2006 2008 2010 2012 2014 2016 2018 2020

Sources: CAPP, CERI, US Department of Energy

PATCH INTERNATIONAL

SAGD Oil Sands

Key factors of a high quality oil sand asset for SAGD:

- Contiguous net pay
- Higher quality reservoir = lower Steam Oil Ratio (SOR)
- Critical size to warrant commercial viability
- Proximity to infrastructure / key sources (fuel gas, water, diluent)
- Careful of thief zones
- "Exploitable OBIP" refers to 'Type 1' only
- Not all oil sands are "SAGD-able"

OBIP

Type 1	Type 2	Type 3
Little / no shale laminations (<10%)	Shale laminations / clay content	High shale laminations& clay content
Thick & homogeneous	bioturbated facies / IHS	Thin net pay (less than 7 m)
High vertical permeability	Variable permeability	Low permeability
Quality unconsolidated sand	Low recovery factor / high SOR	Low bitumen saturation (<50%)
High bitumen saturation	Moderate bitumen saturation	High water / gas saturation (Thief Zones)
No gas cap	**Sub-SAGD capable**	**Waste rock - Not recoverable**
SAGD capable		

** The terms 'Type 1', 'Type 2', and 'Type 3' reservoir are terms for discussion purposes and are not considered industry standard terms*
** See Appendix A for clearer images of the three oil sands types.*

Emerging Technology

- Emerging technology will be a key component in improving recovery factors on total OBIP including:
  - SAGD / VAPEX hybrid technology
  - Toe Heal Air Injection (THAI) Technology (reservoir oxidization)
  - Electro-Thermal Dynamic Stripping Process (ET-DSP)
  - Upgrading technologies that may dramatically reduce capital requirement
  - Lower operating cost / improved recovery factor


OBIP
Type 1
Type 2
Type 3
Emerging Technology

Asset Summary

- Oil Sand leases all acquired in 2006 - 15 year terms
- Geologic control with core holes & seismic defined channels
- Confirmed commercial in-situ SAGD project in Ells River
  - 10,000 bbls/d project initiated in 2010, expandable to 40,000 bbls/d
- Multi pool discovery with excellent upside potential for additional projects



Ells River
Firebag
Muskwa
Fort McMurray
Edmonton
Calgary

Leading play – Ells River

- 32 square miles
- 80% WI
- 50 m of gross oil sand pay
- Recoverable P50 of *139mm bbls* and P10 of *203mm bbls*[1]
- Proximal to Chevron Ells, Total Joslyn, PetroCan MacKay

Cold flow potential – Muskwa

- 10 square miles
- Ave. 95% WI
- 4 - 7 m of gross oil sand pay
- Analog to nearby Pelican Lake /Brintnell Property

The disappointment – Firebag

- Encountered lower quality reservoir that will be kept in inventory

(1) Independent report by McDaniel & Associates is in accordance with standards as set out in COGEH and National Instrument NI51-101

Ells River – The Project

- 32 square miles (80% WI)
  - Ells North – 12 sec. (15 new holes)
  - Ells Central – 15 sec. (4 new holes)
  - Ells South – 5 sec. (unexplored)
- Ells River activity
  - 120 industry core holes drilled in previous 2006 / 07 season
  - Over 600 new industry core holes to be licensed in 2007 / 08 winter season

Other SAGD projects in close proximity:

- **UTF** original SAGD site
- **PetroCanada MacKay River** at 25,000 bbls/d expanding to 40,000 bbls/d
- **Chevron / Western Oil Sands** planned at 100,000 bbls/d
- **Total Joslyn Creek** – planned at 200,000 bbls/d
- **CNRL Horizon** – forecasted 350,000 bbls/d



In Situ
Mining
Ells North
CNRL HORIZON
TOTAL JOSLYN
GAS PIPELINES
TOTAL
CHEVRON et al
Ells Central
OIL PIPELINE
UTF
Ells South
PetroCanada MacKay

Source: Accumap

PATCH INTERNATIONAL

Ells River – The Asset

- 2006/07 Exploration:
  - Drilled: 19 new cored holes
  - Seismic: 64 miles of 2D
- Independent engineering evaluation confirms economically viable SAGD project (Ells River North) with multi pool discovery (Ells North and Ells Central)
- 50 m gross oil sand pay interval
- Net pay bitumen saturation: 65 - 90% (10% - 15% by weight)
- Porosity: 27-37%
- Permeability: 0.5 d → several darcies
- Two SAGD capable horizons:
  - McMurray upper shore face sand
  - McMurray channel sand


MCMURRAY UPPER
SHORE FACE SAND


McMURRAY
CHANNEL SAND

PATCH INTERNATIONAL

Ells River – Resource Evaluation

McDaniel & Associates Consultants Ltd.

	Contingent Resources			Prospective Potential[1]	
	McDaniel Report			McDaniel Estimate[2]	Management Estimate
	P90	P50	P10	P50	P10
	Low Estimate	Best Estimate (mmbbls)	High Estimate		
Ells North	87	126	177	29	127
Ells Central	7	13	26	41	70
Ells South	-	-	-	-	-
Recoverable	**94**	**139**	**203**	70	197
Total Exploitable OBIP	230	297	385	186	431
Total Contingent + Prospective Recoverable				**273**	**400**
Total Contingent + Prospective OBIP				**571**	**816**

- Patch's Discovered 'Contingent Resources' are contingent on **two items**:
  - Regulatory approval (SRD, AEUB, Alberta Environment)
  - Corporation's ability to raise capital to fund the operation
- McDaniel assessment based on 50% of Ells River land
- Exploitable Bitumen refers to **Type 1 Reservoir Only**

(1) Prospective Potential is considered undiscovered resources as defined in the COGEH. Net Contingent Resources and Prospective Potential are based on working interest recoverable resources before royalties and burdens. See Appendix D for further clarity on contingent resources.

(2) Recoverable and prospective resources are based on McDaniel & Associates OBIP estimate and management estimated recovery factor of 37.6% for the prospective potential

Dover / Ells – Reservoir Analysis

- Kade Technologies independent reservoir model[1]:
  - Recovery factor can be 75%+ (under ideal conditions)
  - Comparable reservoir to high quality producers
  - SOR[2] of 3.2

KADE TECHNOLOGIES INC. PETROLEUM CONSULTANTS

- SOR Comparables[3]:

Property	Cum SOR
Christina Lake	2.2
Ft. MacKay	2.4
Hangingstone	3.2
Surmont	3.4
Firebag	3.7
Long Lake	5.7
Patch Ells River (modelled)[2]	**3.2**

Kade Model Production Forecast



Oil Rate SC (m3/day)
250
200
150
100
50
0
2010
2012
2014
2016
2018
2020
2022
2024
Time (Date)
100
80
60
40
20
0
Oil Recovery Factor SCTR
10.0
8.0
6.0
4.0
2.0
0.0
Steam Oil Ratio Cum SCTR (m3/m3)
Oil Rate_Lw=750m_Qs=500m3/d_SAGD in McMurray B
Oil Recovery factor_Lower bitumen (McMurray B)_Lw=750m_Qs=500m3/d_SAGD in McMurray B
Oil Recovery factor_Total Bitumen (McMurray A & B)_Lw=750m_Qs=500m3/d_SAGD in McMurray B
SOR_Lw=750m_Qs=500m3/d_SAGD in McMurray B

(1) Model results were concluded by Kade Technologies Inc, using a 40 layer geo model based on Dean Stark core analysis of Patch core data as analyzed by Core labs.

(2) SOR from McDaniel & Associates engineering simulation and reservoir modelling on a P10 basis using STARS software

(3) Source - Tristone.

Growth / Development Plan

Winter 2007-2008

- Continue development drilling & seismic program
  - 45 - 60 core holes (Ells River)
  - 7 - 8 sq. miles of 3D seismic and 20 - 30 miles of 2D seismic (Ells River)
  - Test water sources
  - Continue SAGD pilot plant pre-construction preparation
  - Collaboration with adjacent operators
  - Oil viscosity and flow testing (Muskwa)


Phase Task
2007
2008
2009
2010
2011
2012
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Exploration and Delineation
Environmental Impact Assessment
Design and Preparation
Facilities Spec & Equip Order
EPEA Regulatory Application
Facility Construction & Commissioning
Regulatory Approval
Fuel Gas
Marketing & Diluent Solution
SAGD Well Pairs & Surface Pad
Power Design, Regulatory & Constr.
Commissioning, First Steam & Prod.
Phase 1 - 10,000 bbl/d SAGD Plant
Phase II - additional 30,000 bbl/d expansion (* projected)

Budget estimates are in $CAD

(1) *Estimated budget for expansion collectively based on industry quotes, McDaniel Engineering assumptions and industry averages from CERI*

Growth / Development Plan

Develop and execute strategy
- Operational strategy to produce – SAGD
- Prepare water and fuel source
- Environmental baseline study

Fully delineate asset
- Drill core and evaluate McMurray formation
- Continue reservoir modelling
- Collaboration with adjacent operators

Collaborate with adjacent producers
- Operational & production solutions
- Business development
- Diluent sources & pipeline capacity

Pursue new / emerging technologies
- Production methodologies
- Upgrading / hydrocracking technologies


Production Forecast
bbls/d
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030
2032
2034
2036
2038
2040
Undiscovered Prospective Potential (Management Estimate)
High Estimate
Best Estimate
Low Estimate

** Estimated production forecast based on a 2010 start date*
** Production forecast coincides with McDaniel's P90, P50, and P10 assessment*
** Undiscovered prospective potential is a management estimate subject to full delineation*

Upside Potential - Ells River

Geology
- Only 50% land has been drilled
- Multiple new undrilled prospects
- Three new pool discoveries to delineate

Engineering
- Higher production and recovery rate potential
- Opportunity to co-develop stacked ‘A’ and ‘B’ sand
- Lower well and total capital costs

Economics
- Collaboration - shared infrastructure
- WTI price has a significant impact on NPV
- Lower fuel cost (self supply)

Technology
- Recovery factor improvements (THAI, Electro thermal, SADG hybrid technologies, etc.)
- Partial upgrading potential onsite (super critical solvent asphaltene extraction)
- Other fuel sources



CNRL HORIZON
ROAD
TOTAL JOSLYN
TOTAL
CHEVRON et al
OIL PIPELINE
UTF Test Pilot
1 sq. mile
PetroCanada: 25,000 bbls/d

Source: Accumap

*See Appendices B and C for an explanation of SAGD and further technical background.

Upside Potential - Muskwa

- Cold flow production potential:
  - Lower operating costs and capital requirements
  - Winter access
  - Could produce as early as 2008
- Recovery potential of 6.6 to 17.6 mm bbls oil (6 - 16% recovery factor) with polymer flooding
- Currently no reserves or resources assigned to the asset
- Comparable to CNRL's Brintnell field (greater Pelican Lake area) with polymer flooding
- Next steps:
  - Obtain inflow and oil viscosity tests
  - Determine productivity rates
  - Drill first production well in 2008



SEPT. 5, 2007 LAND SALE POSTING
CNRL LAND (2006-JAN)
NEW WELL TESTED OIL
CNRL/ENCANA - BRINTNELL, PELICAN,GRANOR
BRINTNELL FIELD – POLYMER FLOOD in WABISKAW
CNRL 2007 POLYMER FLOOD AREA

Source: Accumap

Comparables

- Compared to recent asset and corporate transactions
- Oil sand players with confirmed projects moving ahead
- Based on EV/bbl
- Compared to assets with proceeding projects


M&A Metrics
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.74
$0.83
$0.88
$1.02
$1.13
$1.16
$0.76
$0.32
MEG Energy purchase of Paramount Surmount Asset - June 2007
Enerplus purchase of Kirby Oil Sands partnership - March 2007
Total's acquisition of Deer Creek - Aug. 2005
KNOC acquisition of Newmont's Blackgold asset - Aug. 2006
Teck Cominco purchase of 15% WI in Fort Hills (UTS) - Sept. 2005
Petrobank purchase of 16% WI in Whitesands project - June 2007
Statoil purchase of North American Oil Sands - April 2007
Patch International Inc. 1

(1) Patch EV/bbl metric is based on US $1.30/share which implies a $65.1mm EV and P10 Contingent Resource of 203 mm bbls
Source – Public disclosed documents, press releases, and company websites

2007 – 2008 Capital Program

Ells - 2007 Summer/Fall Program	CAD $MM
Environmental study	1.4
Reservoir modeling and SAGD application preparation	0.6
Application Budget	2.0
Ells - 2008 Winter Program	
Road construction	0.5
Camp and sump construction	2.0
60 core holes drilled	20.0
7 - 8 square miles 3D seismic shot	5.0
20-30 miles 2D seismic shot	2.5
Exploration Budget	30.0
Total 2007-08 Program	
Total required operations capital	32.0
G&A / working capital / land acquisitions	6.0
Current working capital (as of May 31st)	1.3
Total Budget	**36.7**

Patch Advantages

Value

- Independently substantiated (McDaniel Report) project with 'stand alone' economics
- Accelerated project to commercialization
- Attractive value compared to peers with confirmed viable projects

Quality

- High reservoir quality means:
    - Lower Steam Oil Ratio (SOR) of 3.2 = lower op costs & higher netbacks
    - High perm & bitumen saturation = higher recovery rates (estimated >45%)
- Close proximity to infrastructure, major producers, and the 'hot spot' of activity
- Access to critical sources for SAGD: fuel gas, water and diluent

Proficiency

- Leveraging technology to accelerate delineation
- Patch Advantage - The '3D' approach
- Discover - Applying "best practice" in data acquisition & reservoir description
- Delineate - Effective methodology to minimize capital
- Develop - Proactive planning for environmental and regulatory requirements

Investment Highlights

Defined Commercial Project
- World class asset with confirmed SAGD project Ells River (Dover)
- Well advanced plan: 10,000 bbls/d project commissioned in 2010, expandable to 40,000bbls/d
- Project independently economic to pursue

Further Upside
- Additional discovery potential - 50% of Ells River is undrilled prospective land
- Additional delineation potential - Pool extension based on seismic defined features
- Significant bitumen potential - Over 1.4 billion barrels OBIP[1]

Top Technical Tools
- Sophisticated data collection and analysis - key advantage to oil sand exploration
- Strong, experienced team
- Clear and concise development plan for commercialization

The Patch Advantage
- Quality – the asset, area, and critical mass
- Proficiency – the team, technology, and plan
- Value – competitively priced comparables to peers with commercial projects

(1) Management estimate considers OBIP to include Type 1 and Type 2 reservoir

Patch International Inc.

Suite 300

441 – 5th Avenue SW

Calgary, Alberta T2P 2V1

T. 403-441-4390

F. 403-441-4395

E. info@patchenergy.com

W. www.patchenergy.com



APPENDICES

Appendix A: Oil Sands - Types

OBIP


Type 1
Type 2
Type 3

Appendix A: Ells River Asset

CROSS SECTION – RESISTIVITY PROFILE (>10ohms)


TOP McMURRAY
PROGRADATION
Type 1
Stacked Shorelines
~50m
Type 2
Type 3
Type 1
Incised Valley – channel fill
BASE McMURRAY (PALEOZOIC)

Appendix B: SAGD Methodology

- Horizontal dual well completions
- Steam is injected into upper well, 'melting' the bitumen
- Gravity causes the bitumen to flow to the lower well where it is pumped to the surface
- As bitumen is produced, the steam chamber expands upwards and outwards, increasing recovery
- Proven recovery technology used by majors in area
- Expected recovery > 45%


TOP OF PAY
BASE OF PAY
Preheat
Rising Steam
Spreading Steam
TOP OF PAY
BASE OF PAY
Mature Pattern

Appendix C: Technology Background



WELL LOGS
DIFFERENTIAL COMPACTION
MCMRY
A
B
DEVON
THINNER
THICKER
CHANNEL EDGE

Appendix D: Upside - Muskwa

- Gross oil sand pay: 4 - 6 m
- Net pay bitumen saturation: ~60%
- Porosity: 30-33%
- OOIP: 110 mm bbl over nine sections

- Comparable well - CNRL NHP14-13B:
  - IP: 300 bbl/d
  - Cum oil: 97,000 bbls
  - WOR: 7% (primary production)
- Volumetric Resources:
  - Sec. 4 OOIP: 12 mmbbls
  - Recovery factor: ~6% (800 mbbls)
  - Polymer EOR recovery: ~16% (2.0 mmbbls/section)


00/06-13-086-25W4/0
00/07-19-085-24W4/0
00/15-04-082-23W4/0
Patch Well
Patch Well
CNRL Brintnell

Appendix E: Resource Classification

GUIDELINE FOR CLASSIFICATION OF SAGD RECOVERABLE VOLUMES:

	Category	Level of Certainty	Well Density	Technology	Economics	Timing of Project Development	Corporate Approvals	Regulatory Approvals
Proved Reserves	Proved	Proved >= P90% *	16 wells per section, or at least 8 wells per section in situation where evaluator feels there is sufficient seismic control (e.g. 3D seismic)	Demonstrated commercial success in project or repeated commercial success in nearby analogous project		Significant expenditures for new projects should begin within 3 years	Demonstrated firm Corporate commitment to proceed (ex.: corporate budget approval, Board approval)	Must have all regulatory approvals
Unproved Reserves	Probable	2P >= P50 *	At least 4 wells per section	Demonstrated commercial success in project or commercial success in analogous projects not nearby	Development must be economic under constant or forecast pricing with all future costs	Significant expenditures for new projects should begin within 5 years	Evidence of firm intent to proceed by the Company, well defined cost estimates and likelihood of approval by the board	Regulatory approvals submitted and no significant issues raised
	Possible Note - Recommend that possible reserves only be assigned in association with proved or probable reserves	3P >= P10 *	At least 2 wells per section	Some doubt whether the SAGD process will be commercially successful		No reserves should be booked if significant expenditures are forecast to commence after 5 years	Required evidence of intent to proceed by the Company and likelihood of approval by the Board	If regulatory approvals have not been obtained, must be immediately offsetting approved lands with no significant issues forseen for regulatory approval
Resources	P90 P50 P10 Contingent Resources Low Estimate Best Estimate High Estimate	Similar certainty levels as for reserves considering only technical issues	At least 1 well per section plus geological confidence consistent with level of certainty	May require technical improvements to be commercially successful	May be economic or uneconomic	No restrictions on when expenditures commence	No requirements for corporate approvals	No requirements for regulatory applications

Comment on requirements: The choice of reserve category for a particular entity is determined by its "weakest link". Failure to meet one of the criteria pushes the booking category further down the table. For example, if an entity meets all the definitions of Proved reserves except economics, and is uneconomic at all the BE price forecasts, it is classified as a contingent resource.

* NOTE: Within a Corporate evaluation, levels of certainty for classifications may be different, in order to arrive at correct values in aggregate. For individual Lease evaluations, above levels of certainty should be used.

Source: McDaniel & Associates

Appendix F: Environmental Considerations

- Environmental considerations:
  - Air
  - Water
  - Wildlife
  - Vegetation
- Stakeholder / First Nation consultation
- Operations will address the reduction and/or elimination of:
  - Tailing ponds - water recycling
  - CO_2 Emissions - sequestering potential
  - Water use - brackish water source only (not potable)
  - Environmental footprint



Appendix H: Operations

- Cost reduction and control measures in place - estimated cost savings per well of 35% vs. 2006 / 07 season
- Collaborate efforts with adjacent operators
  - Road use
  - Camp and sump locations
  - Common services
- Brackish water source for SAGD
- Year round access camp: 'Patchville'

